Exhibit 10.3
MEMBERSHIP INTEREST PURCHASE AGREEMENT
This Membership Interest Purchase Agreement (this “Agreement”) is entered into and effective as of March 31, 2014, by and between Walton Scottsdale Investors VI, L.L.C., a Delaware limited liability company (“Seller”), and SHR Scottsdale Investor, LLC, a Delaware limited liability company (“Purchaser”). Seller and Purchaser are referred to herein individually as “Party” and collectively as “Parties.” Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in that certain Limited Liability Company Agreement, dated as of June 9, 2011, by and among the Parties (the “LLC Agreement”), with respect to their interests in FMT Scottsdale Holdings, LLC, a Delaware limited liability company (the “Company”).
Preliminary Statements
On June 9, 2011, each of the Parties acquired a 50% Percentage Interest in the Company when they executed and delivered the LLC Agreement. Seller desires to sell and transfer to Purchaser all of Seller’s right, title and interest in the Company (“Seller’s Interest”), and Purchaser desires to purchase Seller’s Interest, on the terms and subject to the conditions set forth herein.
Agreements
In consideration of the mutual representations, warranties, covenants and other agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Purchase and Sale of Interest. Subject to the terms and conditions of this Agreement, Seller hereby sells, conveys, transfers and delivers to Purchaser, and Purchaser hereby purchases from Seller, Seller’s Interest, free and clear of all liens, claims, pledges, security interests and other encumbrances of any kind or nature whatsoever, for the consideration set forth in Section 2.
2.    Purchase Price. In consideration for Seller’s Interest, and subject to the terms and conditions of this Agreement, Purchaser hereby agrees to pay to Seller, by the close of business on the date hereof, an amount equal to $87,616,238.71 (the “Purchase Price”), by wire transfer of immediately available funds to the bank account that has been designated by Seller to Purchaser prior to the execution of this Agreement.
3.    Closing. The transactions contemplated by this Agreement shall be consummated (the “Closing”) on the date hereof. The Closing shall occur at the offices of Perkins Coie, LLP, 131 S. Dearborn Street, Suite 1700, Chicago, Illinois; provided, that the Parties agree that the closing and the delivery of documents at the Closing may be effected remotely by means of an exchange of facsimile signatures or electronically scanned copies of original or facsimile signatures as mutually agreed by the Parties. At the Closing, Seller shall execute and deliver to Purchaser an Assignment of Limited Liability Company Interest in the form attached hereto as Exhibit A (the

“Assignment”), and Purchaser shall deliver the Purchase Price to Seller in accordance with Section 2. The Closing shall be deemed to be effective as of the close of business on the date hereof.
4.    Seller’s Representations and Warranties. Seller represents and warrants to Purchaser that the statements set forth in this Section 4 are true, correct and complete as of the date hereof.
(a)    Organization, Existence and Good Standing. Seller is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Seller has full power and authority to own all of its properties and assets and to carry on its business as it is now conducted.
(b)    Power and Authority. Seller has full power and authority to enter into and perform this Agreement, the Assignment and all other documents and agreements to be executed or delivered by Seller in connection with the transactions contemplated by this Agreement (collectively, the “Seller Transaction Documents”). The execution, delivery and performance of the Seller Transaction Documents by Seller and the consummation by Seller of the transactions contemplated therein have been duly and validly approved by the sole member of Seller. No other proceedings are necessary on the part of Seller to authorize the execution, delivery and performance of the Seller Transaction Documents by Seller and the consummation by Seller of the transactions contemplated therein.
(c)    Enforceability. This Agreement and the other Seller Transaction Documents have been duly authorized, executed and delivered by duly authorized officers or agents of Seller. Each of this Agreement and the other Seller Transaction Documents constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except to the extent enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies.
(d)    Consents; Non-contravention. Seller does not need to give any notice to, make any filing with or obtain any authorization, consent, order or approval of any governmental authority or any other person, other than the consent of the Lender (as defined herein) to the release of the Guarantees (as defined herein) as set forth in Section 7 below, in connection with the execution and delivery of this Agreement and the other Seller Transaction Documents or the consummation of the transactions contemplated therein. Neither the execution, delivery and performance of this Agreement and the other Seller Transaction Documents, nor the consummation of the transactions contemplated therein: (i) will violate any provision of the certificate of formation, limited liability company agreement or other organizational documents of Seller; (ii) will conflict with, result in a breach of, require delivery of any notice, or constitute a default (with or without notice or lapse of time, or both) under, result in the acceleration of, constitute an event creating rights of acceleration, termination or cancellation under any contract, agreement or permit of Seller; (iii) to Seller’s knowledge, will violate any law or order to which Seller or any of its assets or businesses is subject or otherwise bound; or (iv) will result in the creation or imposition of any lien upon Seller’s Interest.
(e)    No Litigation. To Seller’s knowledge, there is no action or proceeding before any court or governmental authority pending wherein an unfavorable judgment, decree or order could prevent the performance of this Agreement or the consummation of any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause such transactions to be rescinded.
(f)    Title to Interest. Seller is the sole record and beneficial owner of Seller’s Interest, free and clear of all liens, claims, pledges, security interests and other encumbrances of any kind or nature whatsoever (whether arising by contract, operation of law or otherwise), other than the terms and provisions of the LLC Agreement, which Seller understands is being amended and restated by Purchaser effective as of the Closing. Seller is not a party to any option, warrant, or other security, agreement or commitment of any character that could require Seller to sell, transfer, or otherwise dispose of Seller’s Interest to any person other than Purchaser.
5.    Purchaser’s Representations and Warranties. Purchaser represents and warrants to Seller that the statements set forth in this Section 5 are true, correct and complete as of the date hereof.
(a)    Organization, Existence and Good Standing. Purchaser is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. Purchaser has full power and authority to own all of its properties and assets and to carry on its business as it is now conducted.
(b)    Power and Authority. Purchaser has full power and authority to enter into and perform this Agreement and all other documents and agreements to be executed or delivered by Purchaser in connection with the transactions contemplated by this Agreement (collectively, the “Purchaser Transaction Documents”). The execution, delivery and performance of the Purchaser Transaction Documents by Purchaser and the consummation by Purchaser of the transactions contemplated therein have been duly and validly approved by the sole member of Purchaser. No other proceedings are necessary on the part of Purchaser to authorize the execution, delivery and performance of the Purchaser Transaction Documents by Purchaser and the consummation by Purchaser of the transactions contemplated therein.
(c)    Enforceability. This Agreement and the other Purchaser Transaction Documents have been duly authorized, executed and delivered by duly authorized officers or agents of Purchaser. Each of this Agreement and the other Purchaser Transaction Documents constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent enforcement may be affected by laws relating to bankruptcy, reorganization, insolvency and creditors’ rights and by the availability of injunctive relief, specific performance and other equitable remedies.
(d)    Consents; Non-contravention. Purchaser does not need to give any notice to, make any filing with or obtain any authorization, consent, order or approval of any governmental authority or any other person, other than the consent of the Lender (as defined herein) to the release of the Guarantees (as defined herein) as set forth in Section 7 below, in connection with the execution and delivery of this Agreement and the other Purchaser Transaction Documents or the consummation of the transactions contemplated therein. Neither the execution, delivery and performance of this Agreement and the other Purchaser Transaction Documents, nor the consummation of the transactions contemplated therein: (i) will violate any provision of the certificate of formation, limited liability company agreement or other organizational documents of Purchaser; (ii) will conflict with, result in a breach of, require delivery of any notice, or constitute a default (with or without notice or lapse of time, or both) under, result in the acceleration of, constitute an event creating rights of acceleration, termination or cancellation under any contract, agreement or permit of Purchaser; or (iii) to Purchaser’s knowledge, will violate any law or order to which Purchaser or any of its assets or businesses is subject or otherwise bound.
(e)    No Litigation. To Purchaser’s knowledge, there is no action or proceeding before any court or governmental authority pending wherein an unfavorable judgment, decree or order could prevent the performance of this Agreement or the consummation of any of the transactions contemplated hereby, declare unlawful the transactions contemplated by this Agreement or cause such transactions to be rescinded.
(f)    Investment Representation. Purchaser is purchasing the Seller’s Interest for its own account with the present intention of holding the Seller’s Interest for investment purposes and not with a view to or for sale in connection with any public distribution of the Seller’s Interests. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Seller’s Interest. Purchaser acknowledges that the Seller’s Interest have not been registered under any federal, state or foreign securities laws and that the Seller’s Interest may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of unless such transfer, sale, assignment, pledge, hypothecation or other disposition is registered under any federal, state or foreign securities laws or pursuant to an exemption from registration under any federal, state or foreign securities laws.
(g)    Independent Investigation. Purchaser is acquiring Seller’s Interest based upon its own investigation, and the exercise by Purchaser of its rights and the performance of its obligations under this Agreement will be based upon its own investigation, analysis and expertise.
(h)    No Other Representations and Warranties. Purchaser acknowledges and agrees that it has not been induced by and has not relied upon any representation, warranty or statement, whether express or implied, made by Seller, the Company or any Subsidiary or any of their respective Affiliates, shareholders, former, current or future direct or indirect equity holders, controlling persons, shareholders, directors, officers, employees, members, managers, agents, affiliates, general or limited partners or assignees that are not expressly set forth in this Agreement, whether or not such representations, warranties or statements were made in writing or orally. Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in this Agreement neither the Company nor the Seller makes, and have not made, any representation or warranty relating to itself or its business or otherwise in connection with the transactions contemplated herein and Purchaser is not relying on any representation or warranty except for those expressly set forth in this Agreement.
6.    Certification of Parties.
(a)    Knowledge of the Company and the Property. Each Party has had access to all of the Company’s books and records, including the financial statements of the Company and records documenting all of the assets, liabilities and obligations of the Company. Each Party has had a reasonable opportunity to ask questions and receive answers regarding the transactions contemplated hereby and all such questions have been answered to the full satisfaction of each such Party.
(b)    Consultation with Advisors. Each Party has had a reasonable opportunity to consult with advisors of its choosing, including but not limited to accountants and legal counsel, regarding the transactions contemplated hereby before signing this Agreement, and each Party executes and delivers this Agreement under advice of independent legal counsel.
(c)    Withdrawal from the Company. Upon the consummation of the transactions contemplated by this Agreement, Seller shall have automatically and without any further action withdrawn as a Member from the Company.

7.    Post-Closing Covenants. Each Party shall cooperate, as and to the extent reasonably requested by the other Party, in connection with the filing of tax returns and any audit, litigation, or other proceeding with respect to state or federal income, sales, gross and other taxes which relate to the ownership, sale and/or transfer of Seller’s Interest hereunder, all at the sole cost of such requesting Party. At any time after the Closing, each Party will take such further action (including, but not limited to, executing, delivering, and filing such further instruments and documents) as any other Party may reasonably request to carry out the purpose or intent of this Agreement, all at the sole cost of such requesting Party. Purchaser shall cooperate with Seller, as and to the extent reasonably requested by Seller and at the sole cost of Seller, with respect to any request by Seller to Citigroup Global Markets Realty Corp. and its successors and assigns (“Lender”) for a release of the obligations of Seller and its Affiliates under the Guaranty of Recourse Obligations, the Completion Guaranty and the Environmental Indemnity (collectively, the “Guarantees”) executed by Affiliates of Seller with respect to a loan made by Lender to a Subsidiary of the Company. Until such time as Seller obtains a release of the Guarantees from the Lender, Purchaser and its indirect parent Strategic Hotel Funding L.L.C. shall jointly and severally indemnify and hold harmless Seller, Walton Street Real Estate Fund VI, L.P., a Delaware limited partnership, Walton Street Real Estate Fund VI-Q, L.P., a Delaware limited partnership, Walton Street Real Estate Fund VI-E, L.P., a Delaware limited partnership, Walton Street Real Estate Investors VI, L.P., a Delaware limited partnership, Walton Street Real Estate Partners VI, L.P., a Delaware limited partnership, Walton Street Real Estate Partners VI-NGE, L.P., a Delaware limited partnership, and WSC Capital Holdings VI, L.P., a Delaware limited partnership (individually, collectively and jointly and severally, the “Walton Guarantors”), their Affiliates and each of their respective successors and assigns, from and against any damages, losses, liabilities (including, without limitation, strict liabilities), obligations, penalties, claims, demands, judgments, losses, costs, disbursements or expenses (including, without limitation, attorneys’ and experts’ fees and disbursements) of any kind or any nature whatsoever (“Losses”), incurred by such indemnified party to the extent resulting from the Lender’s exercise of its rights against the Walton Guarantors under the Guarantees with respect to events or circumstances that first arose after the date hereof. Each of the Walton Guarantors shall jointly and severally indemnify and hold harmless Purchaser, its Affiliates, and each of their respective successors and assigns, from and against any Losses incurred by such indemnified party to the extent resulting from any breach of any representation or warranty of the Seller hereunder.
8.    Transaction Expenses. Each Party shall bear all fees and expenses incurred by such Party in connection with, relating to or arising out of the negotiation, preparation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, including financial advisors’, attorneys’, accountants’ and other professional fees and expenses.
9.    Publicity. Except as otherwise required by law or applicable stock exchange rules, press releases and other publicity concerning this transaction shall be made only with the prior mutual agreement of the Parties, and the Parties shall use all commercially reasonable efforts to consult and agree with each other with respect to the content of any such required press release or other publicity.

10.    Notices. All notices required or permitted to be given hereunder shall be in writing and may be delivered by hand, by facsimile, by electronic transmission in .pdf format or similar format, by nationally recognized private courier, or by United States mail. Notices delivered by mail shall be deemed given three (3) business days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Notices delivered by hand shall be deemed delivered when actually delivered. Notices given by nationally recognized private courier shall be deemed delivered on the date delivery is promised by the courier. Notices given by facsimile or by electronic transmission shall be deemed given on the first (1st) business day following receipt. All notices shall be addressed to the addresses of the Parties as set forth below and/or to such other addresses as may be designated by the Parties in accordance with the provisions of this Section 10.

If to Purchaser:	Strategic Hotels & Resorts, Inc. 200 West Madison, Suite 1700 Chicago, IL 60606 Attention: Paula Maggio Facsimile No.: (312) 658-5799

With a copy to:	Perkins Coie LLP 131 South Dearborn Street, Suite 1700 Chicago, IL 60603-5559 Attention: Bruce Bonjour Facsimile No.: (312) 324-9650

If to Walton Street to:	Walton Scottsdale Investors VI, L.L.C. c/o Walton Street Capital, L.L.C. 900 North Michigan Avenue, Suite 1900 Chicago, IL 60611 Attention: Angela Lang, Douglas Welker & Robert Bloom
Facsimile No.: (312) 915-2881

With a copy to:	Latham & Watkins LLP Suite 5800 233 S. Wacker Drive Chicago, IL 60606 Attention: Gary Axelrod
Facsimile No.: (312) 993-9767

11.    Entire Agreement. This Agreement and the instruments to be delivered by the Parties pursuant to the provisions hereof constitute the entire agreement between the Parties, supersede all prior agreements or understandings (whether oral or written) between the Parties, and shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.
12.    Non-Waiver. The failure in any one or more instances of a Party to insist upon performance of any of the terms, covenants or conditions of this Agreement or to exercise any right or privilege in this Agreement conferred, or the waiver by such Party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving Party.
13.    Counterparts. This Agreement may be executed and delivered by each Party hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same Agreement. This Agreement and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re-execute original forms thereof and deliver them to all other Parties. No Party shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of facsimile machine or other electronic transmission as a defense to the formation of a contract and each such Party forever waives any such defense.
14.    Assignment. This Agreement shall not be assigned by any Party without the prior written consent of the other Party. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, and their successors and permitted assigns. Nothing in this Agreement, express or implied, shall confer on any person other than the Parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, including third party beneficiary rights.
15.    Amendments. This Agreement shall not be modified or amended except pursuant to an instrument in writing executed and delivered on behalf of each of the Parties.

16.    Applicable Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware applicable to contracts made in that state, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware.
17.    Waiver of Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW THE RIGHT TO TRIAL BY JURY.
18.    Consent to Jurisdiction. Each of the Parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction of any state or federal court within the city of Wilmington, Delaware with respect to any claim or cause of action arising under or relating to this Agreement. Each of the Parties waives any objection based on Forum Non Conveniens and waives any objection to venue of any action instituted hereunder.
19.    Remedies. All representations and warranties in this Agreement shall survive the execution and delivery hereof. If any litigation is commenced by any Party to pursue any legal or equitable right or remedy against any other Party who has breached a representation, warranty or covenant herein, all fees, costs and expenses, including reasonable attorneys’ fees and court costs, incurred by the prevailing party in such litigation shall be reimbursed by the losing party; provided, that, if a party to such litigation prevails in part, and loses in part, the court, arbitrator or other adjudicator presiding over such litigation or other proceeding shall award a reimbursement of the fees, costs and expenses incurred by such party on an equitable basis.

*    *    *

IN WITNESS WHEREOF, the Parties hereto have executed this Membership Interest Purchase Agreement as of the date first written above.

PURCHASER:                SELLER:

SHR SCOTTSDALE INVESTOR, LLC    WALTON SCOTTSDALE INVESTORS VI, L.L.C.
a Delaware limited liability company        a Delaware limited liability company

By: Walton Acquisition REOC Master VI, L.L.C.,
By: /s/ Jonathan P. Stanner         its sole member
Name: Jonathan P. Stanner

Title: Vice President, Capital Markets,	By: Walton Street Real Estate Fund VI-Q, L.P.,

& Treasurer	its managing member

By: Walton Street Managers VI, L.P.,

its general partner

By: WSC Managers VI, Inc.,

its general partner

By: /s/ Justin Leonard
Name: Justin Leonard                                            Title: Vice President

LIMITED JOINDER
Strategic Hotel Funding, L.L.C., a Delaware limited liability company (“Strategic”), hereby joins in the execution of this Agreement for the sole purpose of being personally liable and responsible for its obligations under Section 7 of this Agreement, which shall survive the Closing until the second anniversary of the Closing.

ACKNOWLEDGED AND AGREED:
STRATEGIC HOTEL FUNDING, L.L.C.

By: /s/ Jonathan P. Stanner
Name: Jonathan P. Stanner
Title: Vice President, Capital Markets & Treasurer

LIMITED JOINDER
Each of Walton Street Real Estate Fund VI, L.P., a Delaware limited partnership, Walton Street Real Estate Fund VI-Q, L.P., a Delaware limited partnership, Walton Street Real Estate Fund VI-E, L.P., a Delaware limited partnership, Walton Street Real Estate Investors VI, L.P., a Delaware limited partnership, Walton Street Real Estate Partners VI, L.P., a Delaware limited partnership, Walton Street Real Estate Partners VI-NGE, L.P., a Delaware limited partnership, and WSC Capital Holdings VI, L.P., a Delaware limited partnership (collectively, “Walton Street”), hereby joins in the execution of this Agreement for the sole purpose of being personally liable and responsible for its obligations under Section 7 of this Agreement, which shall survive the Closing until the second anniversary of the Closing.

ACKNOWLEDGED AND AGREED:
WALTON STREET REAL ESTATE FUND VI, L.P.

By: Walton Street Managers VI, L.P.
Its: General Partner

By: WSC Managers VI, Inc.
Its: General Partner

By:    /s/ Justin Leonard
Name:    Justin Leonard
Title:    Vice President

WALTON STREET REAL ESTATE FUND VI-Q, L.P.

By: Walton Street Managers VI, L.P.
Its: General Partner

By: WSC Managers VI, Inc.
Its: General Partner

By:    /s/ Justin Leonard
Name:    Justin Leonard
Title:    Vice President

WALTON STREET REAL ESTATE FUND VI-E, L.P.

By: Walton Street Managers VI, L.P.
Its: General Partner

By: WSC Managers VI, Inc.
Its: General Partner

By:    /s/ Justin Leonard
Name:    Justin Leonard
Title:    Vice President

WALTON STREET REAL ESTATE INVESTORS VI, L.P.

By: Walton Street Managers VI, L.P.
Its: General Partner

By: WSC Managers VI, Inc.
Its: General Partner

By:    /s/ Justin Leonard
Name:    Justin Leonard
Title:    Vice President

WALTON STREET REAL ESTATE PARTNERS VI, L.P.

By: Walton Street Managers VI, L.P.
Its: General Partner

By: WSC Managers VI, Inc.
Its: General Partner

By:    /s/ Justin Leonard
Name:    Justin Leonard
Title:    Vice President

WALTON STREET REAL ESTATE PARTNERS VI-NGE, L.P.

By: Walton Street Managers VI, L.P.
Its: General Partner

By: WSC Managers VI, Inc.
Its: General Partner

By:    /s/ Justin Leonard
Name:    Justin Leonard
Title:    Vice President

WSC CAPITAL HOLDINGS VI, L.P.

By: Walton Street Managers VI, L.P.
Its: General Partner

By: WSC Managers VI, Inc.
Its: General Partner

By:    /s/ Justin Leonard
Name:    Justin Leonard
Title:    Vice President

EXHIBIT A

ASSIGNMENT OF LIMITED LIABILITY COMPANY INTEREST

For good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Walton Scottsdale Investors VI, L.L.C., a Delaware limited liability company (the “Assignor”), hereby unconditionally and irrevocably assigns, transfers and conveys to SHR Scottsdale Investor, LLC, a Delaware limited liability company (the “Assignee”), all of the Assignor’s right, title and interest in and to Assignor’s 50% Percentage Interest (the “Assigned Interest”) in FMT Scottsdale Holdings, LLC, a Delaware limited liability company (the “Company”). Other than the representations in this Assignment, Assignor does not make any representation or warranty with respect to the Assigned Interest. The Assigned Interest equals all of the Assignor’s limited liability company interest in the Company immediately prior to the execution of this instrument.

The Assignor hereby withdraws from the Company and directs that all allocations and distributions of profits, losses, income, cash flow, capital and other items on account of the Assigned Interest be made to the Assignee or its designees from and after the date hereof. The Assignor hereby appoints the Assignee as the Assignor’s true and lawful attorney-in-fact to make, execute and deliver, in the Assignor’s name, place and stead, any and all amendments to or restatements of the Company’s limited liability company agreement and any other documents currently in effect governing the Company and any other documents and instruments that the Assignee may deem either reasonably necessary or advisable to effect and evidence the assignment made herein. Assignor represents and warrants to the Assignee that Assignor is the true and lawful owner of the Assigned Interest, free and clear of all liens, claims, pledges, security interests and other encumbrances of any kind or nature whatsoever (whether arising by contract, operation of law or otherwise).

This Assignment is made and effective as of March 31, 2014.

WALTON SCOTTSDALE INVESTORS VI, L.L.C.
a Delaware limited liability company

By: Walton Acquisition REOC Master VI, L.L.C.,
its sole member

By: Walton Street Real Estate Fund VI-Q, L.P.,
its managing member

By: Walton Street Managers VI, L.P.,
its general partner

By: WSC Managers VI, Inc.,
its general partner

By: /s/ Justin Leonard
Name: Justin Leonard
Title: Vice President